UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2015

EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Contribution, Conveyance and Assumption Agreement

On April 17, 2015, Exterran Holdings, Inc. (“Exterran”, “our”, “us” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran Energy Solutions, L.P. (“EESLP”), EES Leasing LLC (“EES Leasing”), EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”), EXLP Leasing LLC (“EXLP Leasing”) and Exterran Partners, L.P. (the “Partnership”). The Contribution Agreement provides for, among others, the following transactions (collectively, the “Transactions”):

1.                                      A series of conveyances, contributions and distributions by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing of: (a) specified compression services customer contracts and compression equipment used to provide compression services under those contracts, and (b) certain other compression equipment that was being leased by the Partnership from EES Leasing;

2.                                      The Partnership’s issuance to MLP LP LLC of 3,963,138 common units representing limited partner interests in the Partnership (“Common Units”); and

3.                                      The Partnership’s issuance to GP, its general partner, of 80,341 general partner units in the Partnership.

The foregoing summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Sixth Amendment to Third Amended and Restated Omnibus Agreement

In connection with the completion of the Transactions described in this Item 1.01 above, on April 17, 2015, we entered into a Sixth Amendment to Third Amended and Restated Omnibus Agreement (the “Omnibus Amendment”) with EESLP, GP LLC, GP, EXLP Operating and the Partnership.  The omnibus agreement governs several relationships between us and the Partnership, including:

1.              Certain agreements not to compete between us and our affiliates, on the one hand, and the Partnership and its affiliates, on the other hand;

2.              Our obligation to provide all operational staff, corporate staff and support services reasonably necessary to run the Partnership’s business and the Partnership’s obligation to reimburse us for the provision of such services;

3.              The terms under which we, the Partnership and our respective affiliates may transfer compression equipment;

4.              The terms under which the Partnership may purchase newly-fabricated compression equipment from our affiliates;

5.              Our licensing of certain intellectual property to the Partnership, including our and the Partnership’s logos; and

6.              The Partnership’s obligation to indemnify us for certain liabilities, and our obligation to indemnify the Partnership for certain liabilities.

The omnibus agreement is hereby incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 4, 2011, Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 9, 2012, Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 2, 2013, Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 6, 2014 and Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 4, 2014.  The description of the omnibus agreement is incorporated by reference to our Current Report on Form 8-K filed on June 13, 2011, our Current Report on Form 8-K filed on March 13, 2012, our Current Report on Form 8-K filed on April 3, 2013 and our Current Report on Form 8-K filed on April 15, 2014.

The Omnibus Amendment amends the omnibus agreement to restate the scheduler which identify the customers of Exterran Holdings and its subsidiaries (other the Partnership and its subsidiaries), on the one hand, and  the Partnership and its subsidiaries, on the other hand.

Relationships

Each of the parties to the Contribution Agreement and the omnibus agreement, other than us, is our direct or indirect subsidiary. As a result, certain individuals, including officers and officers of us and GP LLC, serve as officers and/or directors of more than one of such entities. Also, we hold (as of the date of this Form 8-K, after giving effect to the Partnership common units issued to our affiliate in connection with the completion of the Transactions described in Item 1.01 above) an approximate 39% limited partner interest in the Partnership through our subsidiaries and an approximate 2% general partner interest and incentive distribution rights in the Partnership through our indirect ownership of GP, the general partner of the Partnership.

Item 7.01                                           Regulation FD Disclosure

On April 20, 2015, we announced the consummation of the Transactions described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

2.1

Contribution, Conveyance and Assumption Agreement, dated April 17, 2015, by and among Exterran Holdings, Inc., Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated April 20, 2015

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

April 20, 2015	By:	/s/ Jon C. Biro
Jon C. Biro
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1

Contribution, Conveyance and Assumption Agreement, dated April 17, 2015, by and among Exterran Holdings, Inc., Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated April 20, 2015

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.